UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 3, 2007 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)
Effective May 3, 2007, the Board of Directors of The Student Loan Corporation (the Company) nominated and elected Richard Garside as a Director of the Company. His election as a Director fills a vacancy that had existed on the Board of Directors. This election is for a term expiring on the date of the annual stockholders meeting in 2008. Mr. Garside is an Executive Vice President and Head of Operations and Technology for the Global Consumer Group of Citigroup Inc., which indirectly owns 80% of the outstanding common stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: May 7, 2007

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Chief Financial Officer